UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 18, 2004

PIXELWORKS, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8100 SW Nyberg Road

Tualatin, Oregon 97062

(503) 454-1750

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

PIXELWORKS, INC. AND SUBSIDIARIES

Item 5.            OTHER EVENTS

On May 18, 2004, Pixelworks, Inc. issued a press release announcing the closing of its sale of an aggregate of $125 million of its 1.75% Convertible Subordinated Debentures due 2024.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 7.            FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

99.1         Press Release issued by Pixelworks, Inc. dated May 18, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

By	/s/ Jeffrey B. Bouchard

Date: May 18, 2004

Jeffrey B. Bouchard

Vice President, Finance and Chief Financial Officer